UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 1, 2020
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 20th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Agreement.
On June 1, 2020, certain subsidiaries of VICI Properties Inc., a Maryland corporation (together with its subsidiaries, as applicable, the “Company”), Caesars Entertainment Corporation (“Caesars”), and certain subsidiaries of Caesars that are tenants under the Caesars Leases (as defined below) (the “Caesars Tenants”) entered into an Omnibus Amendment to Leases (the “Omnibus Amendment”) in connection with the ongoing COVID-19 pandemic and its impact on operations and financial performance. The Omnibus Amendment provides the Caesars Tenants with certain relief with respect to a portion of their capital expenditure obligations under: (i) that certain LEASE (NON-CPLV) dated October 6, 2017 (as amended from time to time, the “Non-CPLV Lease”), (ii) that certain LEASE (CPLV) dated October 6, 2017 (as amended from time to time, the “CPLV Lease”) and (iii) that certain LEASE (JOLIET) dated October 6, 2017 (as amended from time to time, the “Joliet Lease” and, together with the Non-CPLV Lease and the CPLV Lease, collectively, the “Caesars Leases”).
Pursuant to the Omnibus Amendment, the Caesars Tenants will be granted certain relief with respect to a portion of their capital expenditure obligations under the Caesars Leases conditioned upon (i) funding by the Caesars Tenants of certain minimum capital expenditures in fiscal year 2020 (which represent a reduction of the minimum capital expenditure amounts currently set forth in the Caesars Leases), (ii) timely payment of the Caesars Tenants’ rent obligations under the Caesars Leases during the compliance period set forth in the Omnibus Amendment and (iii) no tenant event of default occurring under any of the Caesars Leases during the compliance period set forth in the Omnibus Amendment. The Caesars Tenants will receive credit for certain deemed capital expenditure amounts, which credit may be used to satisfy certain of their capital expenditure obligations in the 2020, 2021 and 2022 fiscal years, provided that the foregoing conditions are satisfied. If the Caesars Tenants fail to satisfy any of the foregoing conditions, the Caesars Tenants will be required to satisfy the capital expenditure obligations set forth in the Caesars Leases or, in certain cases, to deposit amounts in respect thereof into a capital expenditure reserve in accordance with the Omnibus Amendment. The Omnibus Amendment will not become effective unless and until all applicable gaming regulatory approvals, notices and notice periods have been obtained, given or expired, as the case may be.
The foregoing descriptions of the Omnibus Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Omnibus Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
On June 1, 2020, the Company issued a press release with respect to the impact of the ongoing COVID-19 pandemic on its business, including providing an update on its real estate portfolio, liquidity position, the pending settlement of the forward sale agreements, and entry into the Omnibus Amendment. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information referenced in this Item 7.01 of this Current Report on Form 8-K, including the press release filed as Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01.	Other Events.
Real Estate Portfolio Update
In connection with the COVID-19 pandemic, various state governments and/or regulatory authorities issued directives, mandates, orders or similar actions restricting non-essential business operations, resulting in the temporary closure of our tenants’ operations at our properties. Certain states have begun to allow for the reopening of casinos to occur, yet timelines for re-opening differ state by state and the Company cannot predict the length of time our tenants’ operations at each specific property will remain closed.
Since the Company’s COVID-19 update on April 16, 2020, all of the Company’s tenants fulfilled their rent obligations in full for the month of May and the Company expects all June rent will be paid in full. The Company is actively monitoring the current environment as it relates to property re-openings, as well as each tenant’s financial and operating situation, and continues to engage in ongoing dialogues with its tenants regarding how best to respond to the COVID-19 pandemic and the closure of their businesses, including with respect to its impact on their respective financial and operating situations, liquidity needs and contingency planning.
Century Casinos
In May 2020, the Company entered into an amendment to the triple net lease agreement entered into with Century Casinos, Inc. (“Century”) in connection with the acquisition of three casino properties in December 2019 (the “Century Master Lease”). The Century Master Lease contains certain covenants, including minimum capital expenditures. The covenants under the Century Master Lease began on January 1, 2020; however, as a result of the casino closures in connection with the COVID-19 pandemic, the Company has agreed to waive Century’s capital expenditure requirements for 2020 and defer to not later than December 31, 2021 certain other expenditures contemplated in connection with the underwriting of the acquired casino properties. Pursuant to the amendment to the Century Master Lease, the capital expenditure relief is conditioned upon (i) Century’s timely payment of rent obligations under the Century Master Lease during the compliance period set forth in the amendment and (ii) no tenant event of default occurring under the Century Master Lease during the compliance period set forth in the amendment. If Century fails to satisfy any of the foregoing conditions, Century will be required to satisfy the capital expenditure obligations set forth in the Century Master Lease or, in certain cases, to deposit amounts in respect thereof into a capital expenditure reserve for expenditure in accordance with the amendment.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. Among those risks, uncertainties and other factors are risks related to the impact of changes in general economic conditions, including low consumer confidence, unemployment levels and depressed real estate prices resulting from the severity and duration of any downturn in the U.S. or global economy (including stemming from the COVID-19 pandemic and changes in the economic conditions as a result of the COVID-19 pandemic); risks that the transaction contemplated by the Omnibus Amendment may not be consummated on the terms described herein, or at all; risks that the Company may not achieve the benefits contemplated by our pending and recently completed transactions, including the transaction described in the Omnibus Amendment; risks regarding the ability to receive, or delays in obtaining, the governmental and regulatory approvals and consents required to consummate our pending transactions, including the transaction described in the Omnibus Amendment, or other delays or impediments to completing our pending transactions; risks that not all potential risks and liabilities have been identified in the Company’s due diligence for our pending and recently completed transactions; the possibility that our pending transactions may not be completed or that completion may be unduly delayed; and the effects of our recently completed acquisitions and the pending transactions on us, including the post-acquisition impact on our financial condition, financial and operating results, cash flows, strategy and plans.
Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the impact of the COVID-19 pandemic on the financial condition, results of operations, cash flows and performance of the Company and its tenants. The extent to which the COVID-19 pandemic impacts the Company and its tenants, including our pending transactions, will largely depend on future developments that are highly uncertain and cannot be predicted with confidence, including the impact of the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures on our tenants, including various state governments and/or regulatory authorities issuing directives, mandates, orders or similar actions restricting freedom of movement and business operations, such as travel restrictions, border closures, business closures, limitations on public gatherings, quarantines and “shelter-at-home” orders resulting in the closure of our tenants’ operations at our properties. Each of the foregoing could have a material adverse effect on our tenants’ ability to satisfy their obligations under their leases with us, including their continued ability to pay rent in a timely manner, or at all, and/or to fund capital expenditures or make other payments required under their leases. In addition, changes and instability in global, national and regional economic activity and financial markets as a result of the COVID-19 pandemic could negatively impact consumer discretionary spending and travel, which could have a material adverse effect on our tenants’ businesses.
Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Important risk factors that may affect the Company’s business, results of operations and financial position are detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Omnibus Amendment to Leases, dated June 1, 2020.

99.1	Press Release, dated June 1, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: June 1, 2020	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary